Exhibit 99.1

Innoviva Announces Proposed Offering of $200 Million of Convertible Senior Notes

•	Proceeds expected to be used to repurchase a portion of the 2023 Notes, fund capped call transactions, and for general corporate purposes

BURLINGAME, Calif., March 2, 2022--(BUSINESS WIRE)--Innoviva, Inc. (NASDAQ: INVA) (the “Company” or “Innoviva”) today announced its intention to offer, subject to market conditions and other factors, $200 million aggregate principal amount of convertible senior notes due 2028 (the “Notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”). The Company also intends to grant the initial purchasers of the Notes an option to purchase, for settlement within a period of 13 days from, and including, the date the Notes are first issued, up to an additional $40 million aggregate principal amount of the Notes.

The terms of the Notes, including the interest rate, initial conversion rate and other terms, will be determined upon pricing of the offering.

The Company intends to use a portion the net proceeds of the offering to fund the cost of entering into the capped call transactions described below. In addition, the Company intends to use a portion of the remaining net proceeds to repurchase a portion of its 2.125% Convertible Subordinated Notes due 2023 (the “2023 Notes”) in the concurrent repurchases described below and to pay fees and expenses related thereto. The Company intends to use any remaining net proceeds for general corporate purposes.

Contemporaneously with the pricing of the Notes, the Company expects to enter into separate and individually negotiated transactions (the “concurrent repurchases”) with certain holders of the 2023 Notes to repurchase for cash a portion of the 2023 Notes on terms to be negotiated with each holder. Such terms will depend on several factors, including the market price of the Company’s common stock and the trading price of the 2023 Notes at the time of each such concurrent repurchase. No assurance can be given as to how much, if any, of the 2023 Notes will be repurchased or the terms on which they will be repurchased.

The Company expects that certain holders of the 2023 Notes that it agrees to repurchase that have hedged their equity price risk with respect to such notes (the “hedged holders”) will, concurrently with or shortly after the pricing of the Notes offered hereby, unwind all or a part of their hedge positions by buying the Company’s common stock and/or entering into or unwinding various derivative transactions with respect to such common stock. The amount of the Company’s common stock to be purchased by the hedged holders may be substantial in relation to the historic average daily trading volume of the Company’s common stock. Any repurchase of the 2023 Notes and the potential related market activities by holders of the 2023 Notes participating in the concurrent repurchases could increase (or reduce the size of any decrease in) the market price of the Company’s common stock, which may affect the trading price of the Notes at that time and the initial conversion price of the Notes. The Company cannot predict the magnitude of such market activity or the overall effect it will have on the price of the Notes or the Company’s common stock.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of common stock initially underlying the Notes. The capped call transactions are expected generally to reduce potential dilution to the Company's common stock upon conversion of the Notes or at the Company's election (subject to certain conditions) offset any cash payments the Company is required to make in excess of the aggregate principal amount of converted Notes, as the case may be, with such reduction or offset subject to a cap.

The Company has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of the Company's common stock and/or enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or purchasing or selling the common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so on each exercise date of the capped call transactions and in connection with any early termination event in respect of the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of the common stock or the Notes, which could affect a noteholder's ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares and value of the consideration that a noteholder will receive upon conversion of the Notes.

In addition, if any such capped call transaction fails to become effective, whether or not this offering of the Notes is completed, the option counterparty party thereto may unwind its hedge positions with respect to the common stock, which could adversely affect the value of the common stock and, if the Notes have been issued, the value of the Notes.

The Notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Act. Neither the Notes nor the shares of the Company’s common stock issuable upon conversion of the Notes, if any, have been or will be registered under the Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities (including the 2023 Notes), and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful.

About Innoviva

Innoviva, Inc. (referred to as “Innoviva”, the “Company”, or “we” and other similar pronouns), is a company with a portfolio of royalties that include respiratory assets partnered with Glaxo Group Limited (“GSK”), including RELVAR®/BREO® ELLIPTA® (fluticasone furoate/ vilanterol, “FF/VI”), ANORO® ELLIPTA® (umeclidinium bromide/ vilanterol, “UMEC/VI”) and TRELEGY® ELLIPTA® (the combination FF/UMEC/VI). Under the Long-Acting Beta2 Agonist (“LABA”) Collaboration Agreement, Innoviva is entitled to receive royalties from GSK on sales of RELVAR®/BREO® ELLIPTA® and ANORO® ELLIPTA®. Innoviva is also entitled to 15% of royalty payments made by GSK under its agreements originally entered into with us, and since assigned to Theravance Respiratory Company, LLC (“TRC”), relating to TRELEGY® ELLIPTA® and any other product or combination of products that may be discovered and developed in the future under the LABA Collaboration Agreement and the Strategic Alliance Agreement with GSK (referred to herein as the “GSK Agreements”), which have been assigned to TRC other than RELVAR®/BREO® ELLIPTA® and ANORO® ELLIPTA®.

ANORO®, RELVAR®, BREO®, TRELEGY® and ELLIPTA® are trademarks of the GlaxoSmithKline group of companies.

Cautionary Note on Forward-Looking Statements

To the extent that statements contained in this press release are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include any statements regarding Innoviva’s completion of the offering, the anticipated principal amount of securities sold, the final terms of the offering, Innoviva’s anticipated use of proceeds, Innoviva’s ability to repurchase the 2023 Notes and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements. Forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 28, 2022, which is on file with the SEC and available on the SEC’s website at www.sec.gov. In addition to the risks described above and in Innoviva’s other filings with the SEC, other unknown or unpredictable factors also could affect Innoviva’s results. Past performance is not necessarily indicative of future results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The information in this press release is provided only as of the date hereof, and Innoviva assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Trademark reference: Innoviva and the Innoviva logo are registered trademarks or trademarks of Innoviva, Inc. or its affiliates in the United States and/or other countries. All other trademarks referenced herein are the property of their respective owners.

Contacts

Sloane & Company

James Goldfarb

212-486-9500
jgoldfarb@sloanepr.com